EXHIBIT K
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of [_____, 2009], the following are all of the beneficial and record owners of more than five percent of each class of each Fund known to the Fund. Except where indicated with an asterisk, the owners listed are record owners. These entities hold these shares of record for the accounts of certain of their clients and have informed the Funds of their policy to maintain the confidentiality of holdings in their client accounts, unless disclosure is expressly required by law.

NEUBERGER BERMAN EQUITY FUNDS

Fund	Class	Name and Address	Amount and Nature of	Percentage of
			Beneficial Ownership	Class Owned
Neuberger Berman Century Fund	Investor	[ ____ ]	[ ____ ]	[ ____ ]
Neuberger Berman Climate Change Fund	Institutional	[ ____ ]	[ ____ ]	[ ____ ]
	A	[ ____ ]	[ ____ ]	[ ____ ]
	C	[ ____ ]	[ ____ ]	[ ____ ]
Neuberger Berman Equity Income Fund	Institutional	[ ____ ]	[ ____ ]	[ ____ ]
	A	[ ____ ]	[ ____ ]	[ ____ ]
	C	[ ____ ]	[ ____ ]	[ ____ ]
Neuberger Berman Focus Fund	Investor	[ ____ ]	[ ____ ]	[ ____ ]
	Trust	[ ____ ]	[ ____ ]	[ ____ ]
	Advisor	[ ____ ]	[ ____ ]	[ ____ ]
	Institutional	[ ____ ]	[ ____ ]	[ ____ ]
Neuberger Berman Genesis Fund	Investor	[ ____ ]	[ ____ ]	[ ____ ]
	Trust	[ ____ ]	[ ____ ]	[ ____ ]
	Institutional	[ ____ ]	[ ____ ]	[ ____ ]
	Advisor	[ ____ ]	[ ____ ]	[ ____ ]
Neuberger Berman Guardian Fund	Investor	[ ____ ]	[ ____ ]	[ ____ ]
	Trust	[ ____ ]	[ ____ ]	[ ____ ]
	Advisor	[ ____ ]	[ ____ ]	[ ____ ]
Neuberger Berman International Fund	Investor	[ ____ ]	[ ____ ]	[ ____ ]
	Trust	[ ____ ]	[ ____ ]	[ ____ ]
Neuberger Berman International Institutional Fund	Institutional	[ ____ ]	[ ____ ]	[ ____ ]
Neuberger Berman International Large Cap Fund	Trust	[ ____ ]	[ ____ ]	[ ____ ]
	Institutional	[ ____ ]	[ ____ ]	[ ____ ]
	A	[ ____ ]	[ ____ ]	[ ____ ]
	C	[ ____ ]	[ ____ ]	[ ____ ]

Neuberger Berman Large Cap Disciplined Growth Fund	Institutional	[ ____ ]	[ ____ ]	[ ____ ]
	A	[ ____ ]	[ ____ ]	[ ____ ]
	C	[ ____ ]	[ ____ ]	[ ____ ]
Neuberger Berman Mid Cap Growth Fund	Investor	[ ____ ]	[ ____ ]	[ ____ ]
	Trust	[ ____ ]	[ ____ ]	[ ____ ]
	Advisor	[ ____ ]	[ ____ ]	[ ____ ]
	Institutional	[ ____ ]	[ ____ ]	[ ____ ]
Neuberger Berman Partners Fund	Investor	[ ____ ]	[ ____ ]	[ ____ ]
	Trust	[ ____ ]	[ ____ ]	[ ____ ]
	Advisor	[ ____ ]	[ ____ ]	[ ____ ]
	Institutional	[ ____ ]	[ ____ ]	[ ____ ]
Neuberger Berman Real Estate Fund	Trust	[ ____ ]	[ ____ ]	[ ____ ]
	Institutional	[ ____ ]	[ ____ ]	[ ____ ]
Neuberger Berman Regency Fund	Investor	[ ____ ]	[ ____ ]	[ ____ ]
	Trust	[ ____ ]	[ ____ ]	[ ____ ]
Neuberger Berman Select Equities Fund	Institutional	[ ____ ]	[ ____ ]	[ ____ ]
	A	[ ____ ]	[ ____ ]	[ ____ ]
	C	[ ____ ]	[ ____ ]	[ ____ ]
Neuberger Berman Small Cap Growth Fund	Investor	[ ____ ]	[ ____ ]	[ ____ ]
	Trust	[ ____ ]	[ ____ ]	[ ____ ]
	Advisor	[ ____ ]	[ ____ ]	[ ____ ]
	Institutional	[ ____ ]	[ ____ ]	[ ____ ]
Neuberger Berman Small and Mid Cap Growth Fund	Trust	[ ____ ]	[ ____ ]	[ ____ ]
Neuberger Berman Socially Responsive Fund	Investor	[ ____ ]	[ ____ ]	[ ____ ]
	Trust	[ ____ ]	[ ____ ]	[ ____ ]
	Institutional	[ ____ ]	[ ____ ]	[ ____ ]

LEHMAN BROTHERS INCOME FUNDS

Fund	Class	Name and Address	Amount and Nature of	Percentage of
			Beneficial Ownership	Class Owned
Neuberger Berman California Tax-Free Money Fund	Investor	[ ____ ]	[ ____ ]	[ ____ ]
	Reserve	[ ____ ]	[ ____ ]	[ ____ ]
Neuberger Berman Cash Reserves	Investor	[ ____ ]	[ ____ ]	[ ____ ]
Neuberger Berman Core Bond Fund	Investor	[ ____ ]	[ ____ ]	[ ____ ]
	Institutional	[ ____ ]	[ ____ ]	[ ____ ]
	A	[ ____ ]	[ ____ ]	[ ____ ]
	C	[ ____ ]	[ ____ ]	[ ____ ]
Neuberger Berman Government Money Fund	Investor	[ ____ ]	[ ____ ]	[ ____ ]
Neuberger Berman High Income Bond Fund	Investor	[ ____ ]	[ ____ ]	[ ____ ]
Neuberger Berman Municipal Money Fund	Investor	[ ____ ]	[ ____ ]	[ ____ ]
Neuberger Berman Municipal Securities Trust	Investor	[ ____ ]	[ ____ ]	[ ____ ]
Neuberger Berman New York Municipal Money Fund	Investor	[ ____ ]	[ ____ ]	[ ____ ]
Neuberger Berman Short Duration Bond Fund	Investor	[ ____ ]	[ ____ ]	[ ____ ]
	Trust	[ ____ ]	[ ____ ]	[ ____ ]
Neuberger Berman Strategic Income Fund	Trust	[ ____ ]	[ ____ ]	[ ____ ]
	Institutional	[ ____ ]	[ ____ ]	[ ____ ]
	A	[ ____ ]	[ ____ ]	[ ____ ]
	C	[ ____ ]	[ ____ ]	[ ____ ]
Neuberger Berman Tax-Free Money Fund	Reserve	[ ____ ]	[ ____ ]	[ ____ ]

LEHMAN BROTHERS INSTITUTIONAL LIQUIDITY FUNDS

Fund	Class	Name and Address	Amount and Nature of	Percentage of
			Beneficial Ownership	Class Owned
Neuberger Berman Treasury Fund	Institutional	[ ____ ]	[ ____ ]	[ ____ ]

NEUBERGER BERMAN INSTITUTIONAL LIQUIDITY SERIES

Fund	Class	Name and Address	Amount and Nature of	Percentage of
			Beneficial Ownership	Class Owned
Neuberger Berman Institutional Cash Fund	Trust	[ ____ ]	[ ____ ]	[ ____ ]
Neuberger Berman Prime Money Fund	Trust	[ ____ ]	[ ____ ]	[ ____ ]